Exhibit 10.1

AMENDMENT NO. 3 TO

AMENDED AND RESTATED FIFTH SUPPLEMENT

TO THE MASTER LOAN AGREEMENT

(REVOLVING LINE OF CREDIT LOAN)

This Amendment No. 3 to Amended and Restated Fifth Supplement to the Master Loan Agreement dated December 30, 2010 (this “Amendment”) is effective as of June 30, 2011, by and between HERON LAKE BIOENERGY, LLC, a Minnesota limited liability company (“Borrower”), and AGSTAR FINANCIAL SERVICES, PCA (“Lender”).

RECITALS

A.            Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in that certain Fourth Amended and Restated Master Loan Agreement dated as of October 1, 2007 (as the same has been amended, supplemented, modified, extended or restated from time to time, the “MLA”) or in the Amended and Restated Fifth Supplement to the Master Loan Agreement dated December 30, 2010 (which document was erroneously captioned First Amendment to Fifth Supplement to the Master Loan Agreement), which was amended by that certain First Amendment to Amended and Restated Fifth Supplement dated March 1, 2011, and further amended by that certain Amendment No. 2 to Amended and Restated Fifth Supplement dated April 27, 2011 (as amended, the “Fifth Supplement”), as applicable.

B.            Under the MLA and Fifth Supplement, Lender extended various credit facilities to Borrower for purposes relating to the operation, among other things, of an ethanol production facility in Jackson County, Minnesota.

C.            Borrower and Lender have agreed to extend the maturity date of the Revolving Line of Credit Loan subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments to Fifth Supplement.  The following defined term, as used in the Fifth Supplement and the other Loan Documents, is hereby amended and restated as follows

“Revolving Line of Credit Loan Maturity Date” shall mean the earlier of (i) August 1, 2011, and (ii) the date of any Event of Default under that certain Forbearance Agreement between Lender and Borrower dated July 2, 2010, as the same has been amended from time to time.

2.             Conditions Precedent to Effectiveness of this Amendment. The obligations of the Lender hereunder are subject to the conditions precedent that the Lender shall have received the following, in form and substance satisfactory to the Lender:

a.             this Amendment duly executed by the Borrower and the Lender;

b.             the Allonge No. 3 to the Revolving Line of Credit Note duly executed by the Borrower and the Lender;

c.             the Fourth Amendment to Forbearance Agreement duly executed by the Borrower and the Lender; and

d.             all other documents, instruments, or agreements required to be delivered to the Lender under the Loan Agreement and not previously delivered to the Lender.

3.             Representations and Warranties of Borrower.  The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.             The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene:  (i) its articles of organization or operating agreement; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b.             This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.             All other representations, warranties and covenants contained in the MLA, Fifth Supplement and the other Loan Documents are true and correct and in full force and effect.

4.             Miscellaneous.

a.             Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the MLA or Fifth Supplement, including, without limitation, a waiver of any rights or remedies available to the Lender on account of any default or Event of Default, which may have occurred prior to the date of this Amendment, or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the MLA and Fifth Supplement, as amended hereby, or any other instrument or agreement referred to therein. It is further understood and agreed by and between the Borrower and the Lender that all other terms and provisions of the MLA and Fifth Supplement shall remain in full force and effect, enforceable by the Lender against the Borrower as fully as though no amendments had been made hereby, and this Amendment shall not be deemed to hinder, compromise or lessen the enforceability of the MLA, Fifth Supplement, the Notes, or any mortgage, security interest, or guaranty securing repayment of the Loans, in any way.  Each reference in the MLA, Fifth Supplement and in any other Loan Document to the “Fifth Supplement” shall mean the Fifth Supplement, as amended hereby.

b.             Loan Documents.  This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.

c.             Defined Terms.  All terms used and not otherwise defined herein shall have the meanings assigned to them in the MLA or the Fifth Supplement, as applicable.

d.             Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

e.             Severability.  Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

f.              GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

g.             WAIVER OF JURY TRIAL.  THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.

{SIGNATURE PAGE FOLLOWS}

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO

AMENDED AND RESTATED FIFTH SUPPLEMENT

TO THE MASTER LOAN AGREEMENT

BY AND BETWEEN

HERON LAKE BIOENERGY, LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED AS OF:  June 30, 2011

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

HERON LAKE BIOENERGY, LLC,
a Minnesota limited liability company

By:	/s/ Robert J. Ferguson
Robert J. Ferguson
Its: President

LENDER:

AGSTAR FINANCIAL SERVICES, PCA,
a United States corporation

By:	/s/ Mark Schmidt
Mark Schmidt
Its: Vice President